UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported 12/12/2005)

		     Platina Energy Group Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

           Delaware                   000-28335             84-1080043
- ----------------------------      ----------------   -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


  		200 W. 17th, Suite 240, Cheyenne, WY 81002
- ------------------------------------------------------------------------
               (Address of principal executive offices)


                          (307) 637-3900
- ------------------------------------------------------------------------
                   (Issuer's telephone number)


                         Not Applicable
- ------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

                     All Correspondence to:

			Platina Energy Group Inc.
			  200 W. 17th Suite 240
			   Cheyenne, WY 81002



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	[ ] Written communications pursuant to Rule 425 under the Securities
	    Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
	    Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under
	    the Exchange Act   (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

	On December 12, 2005, the Company entered into a Revolving Credit Agreement with its Chief Executive Officer, Blair Merriam, to borrow up to $100,000, evidenced by an unsecured Revolving Loan Note dated December 12, 2005. All amounts borrowed pursuant to the Revolving Credit Agreement accrue interest at 6% per annum and all principal and accrued but unpaid interest is payable in full on demand of the Lender. The Revolving Credit Agreement does not obligate the Lender to make any loans but any loans made by the Lender to the Company, up to an outstanding principal balance of $100,000, will be subject to the terms of the Revolving Credit Agreement and the Revolving Loan
Note.


Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements:  Not Applicable
(b)	Pro Forma Financial Information:  Not Applicable

Exhibit 99.1	Revolving Credit Agreement
Exhibit 99.2 	Revolving Loan Note


SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    	Platina Energy Group Inc.

Date:	December 15, 2005			/ s/  Blair Merriam
					Blair Merriam, Chief Executive Officer